Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIRD AMENDMENT dated as of June 28, 2004 (this “Amendment”) to the Credit Agreement dated as of May 20, 2003 (the “Credit Agreement”) among UNITED STATES STEEL CORPORATION (the “Borrower”), the LENDERS party thereto (the “Lenders”), the LC ISSUING BANKS party thereto, JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”), Collateral Agent, Co-Syndication Agent and Swingline Lender, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and Co-Syndication Agent.

The parties hereto agree as follows:

SECTION 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.  Amendment of Section 6.05.  Pursuant to Section 9.02 of the Credit Agreement, Section 6.05 of the Credit Agreement is amended by replacing clause “(g) Reserved;” with the following:

(g)    sales, transfers and other dispositions of Equity Interests; provided that the aggregate fair market value of all Equity Interests sold, transferred or otherwise disposed of in reliance on this clause shall not exceed $15,000,000 during any Fiscal Year;

SECTION 3.  Representations of Borrower.  The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and (ii) no Default has occurred and is continuing on and as of the date hereof.

SECTION 4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6.  Effectiveness.  This Amendment shall become effective on and as of the date hereof when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNITED STATES STEEL CORPORATION

By:	/s/ G. R. Haggerty
	Name:	G. R. Haggerty
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

JPMORGAN CHASE BANK

By:	/s/ James Ramage
	Name:	James Ramage
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Timothy Canon
	Name:	Timothy Canon
	Title:	Its Duly Authorized Signatory

BANK ONE

By:	/s/ Randy Abrams
	Name:	Randy Abrams
	Title:	Associate Director

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ George Louis McKinley
	Name:	George Louis McKinley
	Title:	Vice President

CITIZENS BANK

By:	/s/ Dwayne R. Finney
	Name:	Dwayne R. Finney
	Title:	Vice President

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:	/s/ Steven Linderman
	Name:	Steven Linderman
	Title:	Senior Vice President

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Marline Alexander-Thomas
	Name:	Marline Alexander-Thomas
	Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS LP

By:	/s/ Pedro Ramirez
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

MELLON BANK, N.A.

By:	/s/ Robert J. Reichenbach
	Name:	Robert J. Reichenbach
	Title:	Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By:	/s/ Richard Holston
	Name:	Richard Holston
	Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ William E. Welsh, Jr.
	Name:	William E. Welsh, Jr.
	Title:	Senior Associate

THE BANK OF NEW YORK

By:	/s/ Ernest Fung
	Name:	Ernest Fung
	Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Christopher L. McKean
	Name:	Christopher L. McKean
	Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ V. Gibson
	Name:	V. Gibson
	Title:	Assistant Agent

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David B. Gookin
	Name:	David B. Gookin
	Title:	Managing Director

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ Timothy Canon
	Name:	Timothy Canon
	Title:	Its Duly Authorized Signatory

WELLS FARGO FOOTHILL, LLC

By:	/s/ Dennis King
	Name:	Dennis King
	Title:	Vice President